                           UNIVERSAL OUTDOOR HOLDINGS, INC.


                        AMENDED AND RESTATED 1996 WARRANT PLAN


                                   JULY [  ], 1996

                           UNIVERSAL OUTDOOR HOLDINGS, INC.

                        AMENDED AND RESTATED 1996 WARRANT PLAN


         1. PURPOSE. The purpose of this Amended and Restated 1996 Warrant Plan (the "Plan") is to advance the interests of Universal Outdoor Holdings, Inc., a Delaware corporation (the "Corporation"), by affording certain key executives and employees of the Corporation an opportunity to acquire a proprietary interest in the Corporation and thus to stimulate in such persons increased personal interest in the success and future growth of the Corporation.

         2.     DEFINITIONS.

         "BOARD" shall mean the Board of Directors of the Corporation.

         "BUSINESS DAY" Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

         "ELIGIBLE PERSON" has the meaning set forth in paragraph 4.

         "EXPIRATION DATE" shall mean such date as is specified in the Warrant.

         "HOLDER" shall mean a person to whom a Warrant is granted pursuant to the Plan.

         "PLAN" has the meaning set forth in paragraph 1.

         "RESERVED SHARES" has the meaning set forth in paragraph 3(d).

         "SERIES I RESERVED SHARES" has the meaning set forth in paragraph
3(a).

         "SERIES I WARRANT" shall mean a warrant to purchase shares of Common Stock substantially in the form of Annex A.

         "SERIES II RESERVED SHARES" has the meaning set forth in paragraph
3(b).

         "SERIES II WARRANT" shall mean a warrant to purchase shares of Common Stock substantially in the form of Annex B.

         "SERIES III RESERVED SHARES" has the meaning set forth in paragraph
3(c).

         "SERIES III WARRANT" shall mean a warrant to purchase shares of Common Stock substantially in the form of Annex C.

         "WARRANT COMMON STOCK" shall mean the Common Stock, par value $0.01 per share, of the Corporation.

         "WARRANT PRICE" shall mean, with respect to any Warrant, the price per share for which shares of Common Stock may be purchased pursuant to such Warrant.

         "WARRANTS" shall mean, collectively, the Series I Warrants, the Series II Warrants and the Series III Warrants.

         3. SHARES SUBJECT TO THE PLAN. Subject to adjustments authorized by paragraph 9, the number of shares of Warrant Common Stock which may be issued in the aggregate pursuant to the Plan shall be subject to the following limitations:

         (a) No more than 823,536 shares of Warrant Common Stock may be issued in the aggregate upon exercise of the Series I Warrants (the "Series I Reserved Shares");

         (b) No more than 823,536 shares of Warrant Common Stock may be issued in the aggregate upon exercise of the Series II Warrants (the "Series II Reserved Shares");

         (c) No more than 823,536 shares of Warrant Common Stock may be issued in the aggregate upon exercise of the Series III Warrants (the "Series III Reserved Shares"); and

         (d) No more than 2,470,608 Reserved Shares (the total amount of the Reserved Shares) may be issued in the aggregate upon the exercise of all Warrants.

         4. ELIGIBILITY. Daniel Simon, Brian Clingen and Paul Simon (each, an "Eligible Person") shall be eligible to receive Warrants.

         5. NO RIGHT TO EMPLOYMENT OR CONTINUED SERVICE. Nothing in the Plan or in any Warrant shall confer any right on any Eligible Person to continue in the employ or service of the Corporation or shall interfere in any way with the right of the stockholders of the Corporation, to terminate such Eligible Person's employment or service at any time.

         6. ADMINISTRATION OF THE PLAN. (a) The Plan shall be administered by the Board. From such time that Warrant Common Stock becomes registered under the Securities Exchange Act of 1934, as amended, ("Exchange Act") the composition of the Board shall at all times satisfy the provisions of Rule 16b-3 of the Exchange Act ("Rule 16b-3").

         (b) The Board, acting by unanimous action, shall have full power to construe and interpret the Plan, to establish rules for its administration and to grant Warrants to Eligible Persons, in each case in accordance with the provisions of the Plan and the Warrants. In addition, the Board may delegate such of its duties under the Plan as may be deemed by the Board to be clerical or ministerial to such delegates as the full Board, acting by unanimous action, deems appropriate. All actions taken and decisions made by the Board, acting by unanimous action, pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan.

         7. WARRANTS. (a) Series I Warrants, Series II Warrants and Series III Warrants shall be granted to the Eligible Persons listed on Schedule 1, entitling such Eligible Persons to purchase the total number of shares of Warrant Common Stock specified for each such Warrant on Schedule 1.

         (b) Each Warrant shall further state the terms and conditions of the Warrant (including the conditions to exercisability thereof) and the Warrant Price. A

Warrant may be exercised, subject to clause (f) below, for any or all full or fractional shares which have become purchasable under such Warrant.

         (c) Subject to the terms and conditions set forth in the Warrant (including the conditions to exercisability thereof), a Warrant may be exercised by the Holder during normal business hours on any Business Day, by surrender of the Warrant to the Corporation at its principal office, accompanied by a subscription in substantially the form attached to the Warrant as Exhibit A duly executed by such Holder and accompanied by payment, in cash or by certified or official bank check payable to the order of the Corporation, in the amount obtained by multiplying (x) the number of shares of Warrant Common Stock designated in such subscription (up to the amount of shares to which such Holder is entitled to receive at such time upon exercise of the Warrant) by (y) the Warrant Price.

         (d) The Corporation at its expense shall deliver to the relevant Holder (or as such Holder may direct pursuant to the Warrant) a certificate or certificates representing shares of the Warrant Common Stock so purchased as soon as reasonably practicable, but in any event within five Business Days, after receipt of such notice.

         (e) The right to exercise any Warrant shall expire immediately, without any requirement of the Corporation to take action or provided notice to the Holder, upon the resignation or termination, with or without cause, of the Holder of the Warrant as an officer of the Corporation.

         (f) Notwithstanding anything to the contrary in the Plan or any Warrant, in no event may any Warrant be exercised prior to the time at which the Warrant becomes exercisable (as set forth in the Warrant) or after the Expiration Date of such Warrant, and each Warrant shall terminate upon the Expiration Date.

         (g) If, at any time, the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Warrant Common Stock upon any securities exchange or under any applicable securities laws, or the consent or approval of any governmental or self-regulatory agency or body, is necessary or reasonably desirable as a condition of, or in connection with, the issue or purchase of the shares of Warrant Common Stock under any Warrant, such Warrant may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Board.

         (h) The Corporation will provide notice to Holders prior to the occurrence of certain events (including notice with respect to the exercisability of the Warrant) as set forth in the Warrant.

         8. NON-TRANSFERABILITY OF WARRANTS; COMPELLED SALE. (a) Each Holder, by acceptance of a Warrant, acknowledges and agrees that the Warrant may not be sold, assigned, transferred, exchanged, mortgaged, pledged or granted a security interest in, or otherwise disposed of or encumbered by or to any party other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employment Retirement Income Security Act of 1934, as amended, or as otherwise set forth in the Warrant.

         (b) The Corporation shall have the right to compel the Holder of a Warrant to sell the Warrant in the event of a sale of all or substantially all of the Corporation to a third party, whether pursuant to a sale of capital stock of the Corporation, merger, consolidation, sale of assets or similar transaction (any such sale, a "Compelled Sale"). In the event that the Corporation determines to exercise its right to a Compelled Sale, it shall mail to Holders written notice of such event, and Holders shall be entitled to receive from the Corporation certain consideration as set forth in the Warrant.

         9. ADJUSTMENTS. The number and kind of shares purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time as set forth in the Warrants.

         10. RIGHTS AS HOLDERS OF SHARES. The Holder of a Warrant shall not have any rights as a stockholder of the Corporation (including, without limitation, any right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Corporation or any other matter, or any right whatsoever as a stockholder of the Corporation (except for those notices and other matters expressly set forth under the Plan or in the Warrant)). A Warrant does not impose any obligation on a Holder to purchase any securities or impose any liabilities on a Holder as a stockholder of the Corporation, whether such obligation or liabilities are asserted by the Corporation or by creditors of the Corporation.

         11. WITHHOLDING. The Corporation shall have the right to require a Holder or other person entitled to receive shares of Warrant Common Stock under the Plan to pay to the Corporation the amount which the Corporation is or will be required to withhold with respect to the issuance of such shares in order for the Corporation to pay taxes or to claim an income tax deduction with respect to the issuance of such shares. In lieu of such payment, the Corporation will be entitled, at the discretion of the Board, to retain a sufficient number of such shares (valued at the fair market value thereof, as determined by the Board in its sole discretion on the date of exercise) to cover the amount required to be withheld.

         12. LIABILITY. The Corporation, and not the Board, or any member thereof, shall be liable for any and all claims made against the Corporation or the Board in connection with the Plan or any Warrant.

         13. LEGAL REQUIREMENTS. (a) The Corporation shall be responsible and shall pay for any transfer, revenue or documentary stamps with respect to shares of Warrant Common Stock issued upon the exercise of Warrants granted under the Plan.

         (b) The Corporation shall not be required to issue a certificate or certificates for shares upon the exercise of any Warrant if such issuance would result in a violation of any federal or state securities or other laws. The Corporation agrees to use its best efforts to clear the legal impediment as soon as possible.

         14. AMENDMENT AND TERMINATION OF THE PLAN. The Board, acting by unanimous action, may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; PROVIDED THAT, no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Corporation entitled to vote thereon. Notwithstanding the foregoing, no amendment, suspension or termination shall affect adversely any of the rights of any Holder, without such Holder's consent, under any Warrant theretofore granted under the Plan.

         15. EFFECTIVE DATE; PLAN TERMINATION. The Plan shall take effect upon its adoption by the Board.

         16. INTERPRETATIONS. Except as otherwise expressly provided in the Plan, the following rules of interpretation apply to the Plan and each Warrant:
(i) the singular includes the plural and the plural includes the singular; (ii) "include" and "including" are not limiting and "or" is not exclusive; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; and (v) a reference to any person, corporation or other entity includes its permitted successors and assigns.

         17. GOVERNING LAW. THE PLAN AND ANY AND ALL WARRANTS SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                            Schedule 1

SERIES I WARRANTS
                                              Number of Shares of
ELIGIBLE PERSON                              WARRANT COMMON STOCK
- ---------------                              --------------------

Daniel Simon                                        595,000

Brian Clingen                                      105,006

Paul Simon                                          123,530



SERIES II WARRANTS
                                              Number of Shares of
ELIGIBLE PERSON                              WARRANT COMMON STOCK
- ---------------                              --------------------

Daniel Simon                                        700,000

Brian Clingen                                      123,536



SERIES III WARRANTS
                                              Number of Shares of
ELIGIBLE PERSON                              WARRANT COMMON STOCK
- ---------------                              --------------------

Daniel Simon                                        700,000

Brian Clingen                                      123,536

                                                 ANNEX A



- --------------------------------------------------------------------------------



                           UNIVERSAL OUTDOOR HOLDINGS, INC.

                        Series I Common Stock Purchase Warrant



                              Dated as of [     ], [   ]




- --------------------------------------------------------------------------------



    THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT AND IN ALL CASES IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND IN ALL CASES IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS, AND IN ANY EVENT THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, MORTGAGED, PLEDGED OR GRANTED A SECURITY INTEREST IN, OR OTHERWISE DISPOSED OF OR ENCUMBERED BY OR TO ANY PARTY OTHER THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION OR PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER AS DEFINED BY THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1934, AS AMENDED, OR AS OTHERWISE SET FORTH IN THIS WARRANT.

1.  Exercise of Warrant.....................................................  1
    1.1.  Time and Manner of Exercise.......................................  1
    1.2.  When Exercise Effective...........................................  2
    1.3.  Delivery of Stock Certificates, etc...............................  2
    1.4.  Withholding.......................................................  3

2.  Adjustment of Number of Shares of Common Stock Issuable Upon Exercise...  3
    2.1.  Stock Dividends; Stock Splits; Reverse Stock Splits;
    Reclassifications.......................................................  3
    2.2.  No Adjustment for Dividends; No Adjustment of Warrant Price;
          Adjustments of All Other Transaction Warrants.....................  4
    2.3.  Other Adjustments.................................................  4
    2.4.  Notice of Adjustment..............................................  4
    2.5.  Excluded Transactions.............................................  4

3. Purchase Rights Upon Merger, Consolidation, etc..........................  5

4.  Rounding of Shares......................................................  6

5.  Other Dilutive Events...................................................  6

6.  No Dilution or Impairment...............................................  7

7.  Notices of Corporate Actions............................................  7

8.  Reservation of Stock, Appraisal, etc....................................  8

9.  Expiration..............................................................  9
    9.1. Expiration Time....................................................  9
    9.2. Expiration Event...................................................  9
    9.3. Expiration Date....................................................  9

10.  Restrictions on Transfer...............................................  9
    10.1. Restrictive Legend................................................  9
    10.2. Restrictions on Transfer.......................................... 10

11.  Registration and Transfer of Warrants, etc............................. 10
    11.1. Warrant Register; Ownership of Warrants........................... 10
    11.2.  Transfer and Exchange of Warrants................................ 10
    11.3.  Replacement of Warrants.......................................... 11

12.  Definitions............................................................ 11

13.  Remedies............................................................... 13

14.  No Rights or Liabilities as Stockholder. .............................. 13

15.  Notices................................................................ 14

16.  Amendments............................................................. 14

17.  Descriptive Headings................................................... 14

18.  Severability........................................................... 14

19.  GOVERNING LAW.......................................................... 15

20.  Consent to Jurisdiction, Etc........................................... 15


Exhibit A:      Form Of Subscription........................................ 17

Exhibit B:      Form Of Assignment.......................................... 18

                           UNIVERSAL OUTDOOR HOLDINGS, INC.

                        SERIES I COMMON STOCK PURCHASE WARRANT
                      [     ] Shares (Subject to the Adjustment
                             Provisions Specified Herein)


No. I-__                          [      ], [   ]


         Universal Outdoor Holdings, Inc., a Delaware corporation (the
"Company"), hereby grants to [        ] (the "Holder"), this Series I Common
Stock Purchase Warrant (the "Warrant", and together with all other Series I Common Stock Purchase Warrants issued in substitution therefor, the "Warrants") and certifies that the Holder is entitled to purchase from the Company up to [
 ] duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") at the purchase price per share of $5.00 (the "Warrant Price"), subject to the terms, conditions and adjustments set forth below. This Warrant is being issued pursuant to the Warrant Plan (as defined in Section 12 hereof). Certain capitalized terms used in this Warrant are defined in Section 12; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Warrant and references to a "Section" are, unless otherwise specified, to one of the Sections of this Warrant.

         1. EXERCISE OF WARRANT.

         1.1. TIME AND MANNER OF EXERCISE. (a) This Warrant shall be exercisable at any time prior to the Expiration Date.

         (b) Subject to paragraph (a) above and the other terms and conditions set forth herein, this Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription in substantially the form attached to this Warrant as Exhibit A duly executed by such Holder and accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (x) the number of shares of Common Stock designated in such subscription (up to the amount of shares to which such Holder is entitled to receive at such time upon exercise of this Warrant) by (y) the Warrant Price, and such Holder shall thereupon be entitled to receive the full number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) so purchased upon such exercise.

         1.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 1.3 shall be deemed to have become the Holder or Holders of record thereof.

         1.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after each exercise of this Warrant, in whole or in part, subject to Section 1.4 hereof, and in any event within five Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder or, subject to
Section 10, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct,

         (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled upon such exercise, and

         (b) in case such exercise is in part only, a new Warrant of like tenor, calling in the aggregate on the face thereof for the number of shares of Common Stock equal to the number of such shares which such Holder would be entitled to receive at such time upon exercise of this Warrant, after giving effect to such recent exercise.

         1.4. WITHHOLDING. The Company shall have the right to require a Holder or other person entitled to receive shares of Common Stock upon exercise of the Warrant to pay to the Company the amount which the Company is or will be required to withhold with respect to the issuance of such shares in order for the Company to pay taxes or to claim an income tax deduction with respect to the issuance of such shares. In lieu of such payment, the Company will be entitled, at the discretion of the Board of Directors of the Company, to retain a sufficient number of such shares (valued at the fair market value thereof, as determined by the Board of Directors in its sole discretion on the date of exercise) to cover the amount required to be withheld.

         2. ADJUSTMENT OF NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE. The number and kind of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as follows:

         2.1. STOCK DIVIDENDS; STOCK SPLITS; REVERSE STOCK SPLITS; RECLASSIFICATIONS. In case the Company shall (i) pay a dividend or make any other distribution with respect to its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) the number of shares of Common Stock issuable upon exercise of the Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the holder of the Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto.
An adjustment made pursuant to this Section 2.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         2.2. NO ADJUSTMENT FOR DIVIDENDS; NO ADJUSTMENT OF WARRANT PRICE; ADJUSTMENTS OF ALL OTHER TRANSACTION WARRANTS. Except as otherwise provided in this Section 2, no adjustment in respect of any dividends declared and paid on Common Stock, or on any other capital stock of the Company, shall be made during the term of a Warrant or upon the exercise of a Warrant. Notwithstanding anything to the contrary contained in this Warrant, (A) in the event of any adjustments to this Warrant pursuant to this Section 2, adjustments shall be made solely to the number and kind of securities purchasable upon the exercise of this Warrant and no adjustments shall be made to the Warrant Price, and (B) no adjustments to this Warrant pursuant to this Section 2 shall be made or given any effect unless similar adjustments are made to all other Transaction Warrants (it being the intent of the Company and the Holder that all Transaction Warrants shall contain adjustment provisions which are similar in nature to this Section 2 and that upon any event or circumstance giving rise to any adjustment pursuant to this Section 2, all Transaction Warrants shall be similarly adjusted).

         2.3. OTHER ADJUSTMENTS. In the event that at any time, as a result of an adjustment made pursuant to this Section 2, the registered holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 2.

         2.4. NOTICE OF ADJUSTMENT. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Company shall give Notice (pursuant to Section 15) to each Holder of such adjustment or adjustments.

         2.5.   EXCLUDED TRANSACTIONS.  Notwithstanding any provision in this
Section 2 to the contrary, no adjustment shall be made pursuant to this Section 2 in respect of (i) the exercise of any warrants, options or other rights to purchase Common Stock, or the conversion of any convertible securities of the Company, in each case issued or granted prior to the date hereof or issued or granted pursuant to or in connection with the Existing Warrant Agreement or the Warrant Plan, (ii) the issuance of Common Stock pursuant to any dividend reinvestment plan, if any, (iii) the issuance of shares of Common Stock to the directors, officers or employees of, or any consultants or advisors to, the Company, or the granting of options, stock appreciation rights or similar rights to such persons with respect thereto, pursuant to any BONA FIDE management compensation plan or arrangement of the Company or any of its subsidiaries, (iv) equity securities issued, either directly or indirectly, in connection with the acquisition by the Company of an interest in an unaffiliated third party (whether by merger, consolidation, sale of assets or securities, or otherwise),
(v) the issuance of securities (including any convertible securities or options and the conversion or exercise thereof) to any third party which is at such time a creditor of the Company, in connection with the refinancing or restructuring of the indebtedness owed to such party, (vi) the issuance of additional equity securities to the existing shareholders of the Company, the proceeds of which are specifically utilized for purposes of acquiring an interest in an unaffiliated third party, and (vii) the sale or transfer of Common Stock in connection with a Compelled Sale.

         3. PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC. (a) In the event of any consolidation of the Company with or merger of the Company with or into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Acquiring Person shall execute an agreement that each Holder shall have the right thereafter (whether or not the Warrant is then exercisable by its terms) upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of securities, cash or other assets which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; PROVIDED that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. The Company shall mail by first class mail, postage prepaid, to each Holder, notice of the execution of any such agreement (including a copy thereof). Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this Section 3 shall similarly apply to successive consolidations, mergers, sales, transfers or leases. The Acquiring Person shall mail to Holders a notice describing any supplemental Warrant Agreement. In the event that this Section 3 shall be applicable, the provisions of Section 2.1 shall not be applicable.

         (b) The Company shall have the right to compel the Holder of this Warrant to sell this Warrant in the event of a sale of all or substantially all of the Company to a third party, whether pursuant to a sale of capital stock of the Company, merger, consolidation, sale of assets or similar transaction (any such sale, a "Compelled Sale"). In the event that the Company determines to exercise its right to a Compelled Sale, it shall mail to Holders written notice of such event, and Holders shall be entitled to receive from the Company an amount equal to (i) the Current Value per share of Common Stock minus the Warrant Price, multiplied by the number of shares of Common Stock issuable upon the exercise of the Warrant, plus (ii) the fair value (as determined by the Board of Directors of the Company acting in good faith) of any Other Securities issuable upon the exercise of the Warrant, if any.

         4. ROUNDING OF SHARES. To the extent necessary upon the exercise of a Warrant, the Company shall round each fractional share issuable upon such exercise up to the next whole number.

         5. OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of Section 2 or Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such Sections, then, in each such case, the Company by unanimous action by the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 2 and

3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

         6. NO DILUTION OR IMPAIRMENT. Following the date of issuance of this Warrant, the Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, and (c) will not take any action which results in any adjustment pursuant to Section 2 if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

         7.     NOTICES OF CORPORATE ACTIONS.  In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash dividend for such period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-
up of the Company,

the Company will mail or deliver to each holder of a Warrant a notice specifying
(i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed or delivered at least three (3) days prior to the date therein specified. Failure to mail or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with any of the foregoing transactions.

         8. RESERVATION OF STOCK, APPRAISAL, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding.
All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the Holders thereof. The Company shall cause the Appraisal to be conducted on the later of (i) 60 days following the last day of a fiscal year or (ii) 20 days following the date on which annual audited financial statements are available and complete.

         9.     EXPIRATION.

         9.1. EXPIRATION TIME. Subject to Section 9.2, the right to exercise this Warrant shall expire upon the tenth anniversary of the date of the issuance of this Warrant.

         9.2. EXPIRATION EVENT. The right to exercise this Warrant shall expire immediately, without any requirement of the Company to take action or provide notice to the Holder, upon the resignation or termination, with or without cause, of the Holder of the Warrant as an officer of the Company.

         9.3. EXPIRATION DATE. For purposes of this Warrant, "Expiration Date" shall mean the date upon which the right to exercise this Warrant shall expire pursuant to Section 9.1 or 9.2 hereof.

         10.    RESTRICTIONS ON TRANSFER.

         10.1.  RESTRICTIVE LEGEND.  Except as otherwise permitted by this
Section 10, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act and in all cases in compliance with all applicable state securities laws, and in any event, this Warrant may not be sold, assigned, transferred, exchanged, mortgaged, pledged or granted a security interest in, or otherwise disposed of or encumbered by or to any party other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employment Retirement Income Security Act of 1934, as amended, or as otherwise set forth in this Warrant."

         10.2. RESTRICTIONS ON TRANSFER. Each Holder, by acceptance of this Warrant, acknowledges and agrees that this Warrant may not be sold, assigned, transferred, exchanged, mortgaged, pledged or granted a security interest in, or otherwise disposed of or encumbered by or to any party other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employment Retirement Income Security Act of 1934, as amended, or as otherwise set forth in this Warrant.

         11.    REGISTRATION AND TRANSFER OF WARRANTS, ETC.

         11.1. WARRANT REGISTER; OWNERSHIP OF WARRANTS. The Company will keep at its principal office a register in which the Company will provide for the registration of Warrants and the registration of transfers of Warrants. The Company may treat the Person in whose name any Warrant is registered on such register as the owner thereof for all other purposes, and the Company shall not be affected by any notice to the contrary, except that, if and when any Warrant is accompanied by an instrument of assignment in substantially the form attached hereto as Exhibit B, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to
Section 10, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

         11.2. TRANSFER AND EXCHANGE OF WARRANTS. Upon surrender of any Warrant for registration of transfer or for exchange to the Company at its principal office, the Company at its expense will (subject to compliance with Section 10, if applicable) execute and deliver in exchange therefor a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         11.3. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, at the sole option of the Company, of an indemnity agreement reasonably satisfactory to the Company), or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         12. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         ACQUIRING PERSON:  With reference to the transactions referred to in
Section 3, (i) the continuing or surviving corporation of a consolidation or merger with the Company (if other than the Company), (ii) the transferee of substantially all of the properties of the Company, (iii) the parent entity of any corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person (including such parent entity) or cash or any other property if the Company becomes a subsidiary of such entity, or (iv) in the case of a capital reorganization or reclassification or in any case in which the Company is a surviving corporation in a merger not described in clause (iii) above, the Company.

         AFFILIATE: Affiliate shall have the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

         APPRAISAL: The report prepared and delivered to the Board of Directors of the Company by an independent valuation consultant or appraiser of recognized national standing appointed by a majority of the Board of Directors of the Company appraising the Current Value per share of Common Stock as of the last day of the fiscal year then most recently ended.

         BUSINESS DAY: Any day other than a Saturday or a Sunday or a day on which commercial banking institu-tions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

         COMMON STOCK: As defined in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         COMPANY: As defined in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3.

         COMPELLED SALE:  As defined in Section 3(b) of this Warrant.

         CURRENT VALUE: On any date specified herein, the Current Value per share of Common Stock shall be equal to the average closing price per share of the Common Stock as reported on the NASDAQ National Market over the thirty consecutive trading days immediately preceding such date; PROVIDED, that if the Common Stock is not then reported on such market, then the Current Value per share of Common Stock shall be equal to the aggregate fair market value of the Common Stock divided by the number of such outstanding shares, all calculated on a fully diluted basis, without additional premiums for control or discounts for minority interests or restrictions on transfer, as determined in the most recent existing Appraisal.

         EXERCISE DATE:  As defined in Section 7.2 of this Warrant.

         EXISTING WARRANT AGREEMENT: The Warrant Agreement, dated as of June 30, 1994, between Seller and United States Trust Company of New York, as Warrant Agent.

         EXPIRATION DATE:  As defined in Section 9.3 of this Warrant.

         OTHER SECURITIES: Any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the Holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 3 or otherwise.

         PERSON: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

         TRANSACTION WARRANTS: The Warrants and all other common stock purchase warrants issued pursuant to the Warrant Plan.

         WARRANT PLAN: The Company's Amended and Restated 1996 Warrant Plan adopted by the Board of Directors of the Company on April 5, 1996 and amended and restated on July [ ], 1996.

         WARRANT PRICE:  As defined in the introduction to this Warrant.

         WARRANTS:  As defined in the introduction to this Warrant.

         13. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         14. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as (x) conferring upon the Holder hereof any rights as a stockholder of the Company (including, without limitation, any right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any right whatsoever as a stockholder of the Company (except for those notices and other matters expressly set forth herein)) or (y) imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on such Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

         15. NOTICES. All notices and other communications by the Company or by any Holder to the Company under this Warrant shall be in writing and shall be delivered in person or by facsimile transmission, or mailed by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, postage prepaid, addressed in each case (A) if to any Holder of any Warrant, at the registered address of such Holder as set forth in the register kept at the principal office of the Company, or (B) if to the Company, to the attention of its Corporate Secretary at its principal office with a copy to James J. Connors II, Esq., at Kelso & Company, 320 Park Avenue, 24th floor, New York, New York 10022, PROVIDED that the exercise of any Warrant shall be effective in the manner provided in Section 1. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

         16. AMENDMENTS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         17. DESCRIPTIVE HEADINGS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         18. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Warrant in such jurisdiction or the validity, legality or enforceability of this Warrant, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         19. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         20. CONSENT TO JURISDICTION, ETC. The Company and each Holder (by its acceptance of this Warrant) irrevocably and unconditionally (a) agrees that all suits, actions or other legal proceedings arising out of this Agreement or any of the transactions contemplated hereby (a "SUIT") shall be brought and adjudicated solely in the United States District Court for the District of Delaware or Delaware Chancery Court, or, if such courts will not accept jurisdiction, in any court of competent civil jurisdiction sitting in New Castle County, Delaware, (b) submits to the exclusive jurisdiction of any such court for the purpose of any such Suit and (c) waives and agrees not to assert by way of motion, as a defense or otherwise in any such Suit, any claims that it is not subject to the jurisdiction of the above courts, that such Suit is brought in an inconvenient forum or that the venue of such Suit is improper. Each of the parties hereto also irrevocably and unconditionally consents to the service of any process, summons, pleadings, notices or other papers in a manner permitted by the notice provisions of Section 15 hereof and agrees that any such form of service shall be effective in connection with any such Suit; PROVIDED that nothing contained herein shall affect the right of any party to serve process, pleadings, notices or other papers in any other manner permitted by applicable Law. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in any Suit shall be conclusive and binding on such party and that such judgment may be enforced in any other jurisdiction, either within or outside of the United States, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment.

                        UNIVERSAL OUTDOOR HOLDINGS, INC.


                        By:
                           --------------------------
                           Name:
                           Title:

                                                                       Exhibit A

                                 FORM OF SUBSCRIPTION


                    [To be executed only upon exercise of Warrant]


TO: UNIVERSAL OUTDOOR HOLDINGS, INC.

         The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________ shares of Common Stock, par value $0.01 per share, of UNIVERSAL OUTDOOR HOLDINGS, INC., and herewith makes payment of $_____________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________, whose address is _____________.


Dated:
      -----------  ------------------------------------------------------------
                        (Signature must conform in all respects to name of holder as specified on the face of Warrant)

                        -------------------------------------------------------
                                (Street Address)

                        -------------------------------------------------------
                             (City)(State)(Zip Code)

                                                                       Exhibit B

                                  FORM OF ASSIGNMENT

                    [To be executed only upon transfer of Warrant]


         For value received, subject to the terms, condition and restrictions contained in the within Warrant (including certain restrictions on transferability thereof) the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _______________ the right represented by such Warrant to purchase __________ shares of Common Stock, par value $0.01 per share, of UNIVERSAL OUTDOOR HOLDINGS, INC. to which such Warrant relates, and appoints _________________ as attorney to make such transfer on the books of UNIVERSAL OUTDOOR HOLDINGS, INC. maintained for such purpose, with full power of substitution in the premises.

Dated:
      ------------      -------------------------------------------------------
                        (Signature must conform in all respects to name of holder as specified on the face of Warrant)


                        -------------------------------------------------------
                                (Street Address)


                        -------------------------------------------------------
                             (City)(State)(Zip Code)

Signed in the presence of:


- --------------------------

                                            ANNEX B



- --------------------------------------------------------------------------------



                           UNIVERSAL OUTDOOR HOLDINGS, INC.


                       Series II Common Stock Purchase Warrant



                              Dated as of [     ], [   ]




- --------------------------------------------------------------------------------



 THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT AND IN ALL CASES IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND IN ALL CASES IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS, AND IN ANY EVENT THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, MORTGAGED, PLEDGED OR GRANTED A SECURITY INTEREST IN, OR OTHERWISE DISPOSED OF OR ENCUMBERED BY OR TO ANY PARTY OTHER THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION OR PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER AS DEFINED BY THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1934, AS AMENDED, OR AS OTHERWISE SET FORTH IN THIS WARRANT.

1.  Exercise of Warrant.....................................................  2
 1.1.  Time and Manner of Exercise..........................................  2
 1.2.  When Exercise Effective..............................................  2
 1.3.  Delivery of Stock Certificates, etc..................................  2
 1.4.  Withholding..........................................................  3

2.  Adjustment of Number of Shares of Common Stock Issuable Upon Exercise...  3
 2.1.  Stock Dividends; Stock Splits; Reverse Stock Splits;
 Reclassifications..........................................................  3
 2.2.  No Adjustment for Dividends; No Adjustment of Warrant Price;
          Adjustments of All Other Transaction Warrants.....................  4
 2.3.  Other Adjustments....................................................  4
 2.4.  Notice of Adjustment.................................................  5
 2.5.  Excluded Transactions................................................  5

3. Purchase Rights Upon Merger, Consolidation, etc..........................  5

4.  Rounding of Shares......................................................  6

5.  Other Dilutive Events...................................................  7

6.  No Dilution or Impairment...............................................  7

7.  Notices of Corporate Actions............................................  8

8.  Reservation of Stock, Appraisal, etc....................................  9

9.  Expiration..............................................................  9
 9.1. Expiration Time.......................................................  9
 9.2. Expiration Event......................................................  9
 9.3. Expiration Date.......................................................  9

10.  Restrictions on Transfer...............................................  9
 10.1. Restrictive Legend...................................................  9
 10.2. Restrictions on Transfer............................................. 10

11.  Registration and Transfer of Warrants, etc............................. 10
 11.1. Warrant Register; Ownership of Warrants.............................. 10
 11.2.  Transfer and Exchange of Warrants................................... 11
 11.3.  Replacement of Warrants............................................. 11

12.  Definitions............................................................ 11

13.  Remedies............................................................... 14

14.  No Rights or Liabilities as Stockholder. .............................. 14

15.  Notices................................................................ 14

16.  Amendments............................................................. 15

17.  Descriptive Headings................................................... 15

18.  Severability........................................................... 15

19.  GOVERNING LAW.......................................................... 15

20.  Consent to Jurisdiction, Etc........................................... 15


Exhibit A:      Form Of Subscription........................................ 17

Exhibit B:      Form Of Assignment.......................................... 18

                           UNIVERSAL OUTDOOR HOLDINGS, INC.

                       SERIES II COMMON STOCK PURCHASE WARRANT
                      [     ] Shares (Subject to the Adjustment
                             Provisions Specified Herein)


No. II-__                              [      ], [   ]


    Universal Outdoor Holdings, Inc., a Delaware corporation (the "Company"),
hereby grants to [        ] (the "Holder"), this Series II Common Stock Purchase
Warrant (the "Warrant", and together with all other Series II Common Stock Purchase Warrants issued in substitution therefor, the "Warrants") and certifies
that the Holder is entitled to purchase from the Company up to [     ] duly
authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") at the purchase price per share equal to the closing price per share of the Common Stock as reported on the NASDAQ National Market (the "Closing Price") for the day immediately preceding the date of exercise minus $0.01 (the "Warrant Price"); PROVIDED, however, that if at any time prior to the expiration of such Warrant the average Closing Price for any thirty (30) consecutive trading days is equal to or greater than$16.25 and the Closing Price for the last day of such thirty day trading period is equal to or greater than$16.25, then the Warrant Price shall thereafter equal $5.00, in either case subject to the terms, conditions and adjustments set forth below. This Warrant is being issued pursuant to the Warrant Plan (as defined in Section 12 hereof). Certain capitalized terms used in this Warrant are defined in Section 12; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Warrant and references to a "Section" are, unless otherwise specified, to one of the Sections of this Warrant.

    1.   EXERCISE OF WARRANT.

    1.1. TIME AND MANNER OF EXERCISE. (a) This Warrant shall be exercisable at any time prior to the Expiration Date.

    (b) Subject to paragraph (a) above and the other terms and conditions set forth herein, this Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription in substantially the form attached to this Warrant as Exhibit A duly executed by such Holder and accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying
(x) the number of shares of Common Stock designated in such subscription (up to the amount of shares to which such Holder is entitled to receive at such time upon exercise of this Warrant) by (y) the Warrant Price, and such Holder shall thereupon be entitled to receive the full number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) so purchased upon such exercise.

    1.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 1.3 shall be deemed to have become the Holder or Holders of record thereof.

    1.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after each exercise of this Warrant, in whole or in part, subject to Section 1.4 hereof, and in any event within five Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder or, subject to
Section 10, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct,

    (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled upon such exercise, and

    (b) in case such exercise is in part only, a new Warrant of like tenor, calling in the aggregate on the face thereof for the number of shares of Common Stock equal to the number of such shares which such Holder would be entitled to receive at such time upon exercise of this Warrant, after giving effect to such recent exercise.

    1.4. WITHHOLDING. The Company shall have the right to require a Holder or other person entitled to receive shares of Common Stock upon exercise of the Warrant to pay to the Company the amount which the Company is or will be required to withhold with respect to the issuance of such shares in order for the Company to pay taxes or to claim an income tax deduction with respect to the issuance of such shares. In lieu of such payment, the Company will be entitled, at the discretion of the Board of Directors of the Company, to retain a sufficient number of such shares (valued at the fair market value thereof, as determined by the Board of Directors in its sole discretion on the date of exercise) to cover the amount required to be withheld.

    2. ADJUSTMENT OF NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE. The number and kind of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as follows:

    2.1.        STOCK DIVIDENDS; STOCK SPLITS; REVERSE STOCK SPLITS;
RECLASSIFICATIONS. In case the Company shall (i) pay a dividend or make any other distribution with respect to its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) the number of shares of Common Stock issuable upon exercise of the War-rant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the holder of the Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto.
An adjustment made pursuant to this Section 2.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

    2.2.        NO ADJUSTMENT FOR DIVIDENDS; NO ADJUSTMENT OF WARRANT PRICE;
ADJUSTMENTS OF ALL OTHER TRANSACTION WARRANTS. Except as otherwise provided in this Section 2, no adjustment in respect of any dividends declared and paid on Common Stock, or on any other capital stock of the Company, shall be made during the term of a Warrant or upon the exercise of a Warrant. Notwithstanding anything to the contrary contained in this Warrant, (A) in the event of any adjustments to this Warrant pursuant to this Section 2, adjustments shall be made solely to the number and kind of securities purchasable upon the exercise of this Warrant and no adjustments shall be made to the Warrant Price, and (B) no adjustments to this Warrant pursuant to this Section 2 shall be made or given any effect unless similar adjustments are made to all other Transaction Warrants (it being the intent of the Company and the Holder that all Transaction Warrants shall contain adjustment provisions which are similar in nature to this Section 2 and that upon any event or circumstance giving rise to any adjustment pursuant to this Section 2, all Transaction Warrants shall be similarly adjusted).

    2.3. OTHER ADJUSTMENTS. In the event that at any time, as a result of an adjustment made pursuant to this Section 2, the registered holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practi-cable to the provisions with respect to the shares of Common Stock contained in this Section 2.

    2.4. NOTICE OF ADJUSTMENT. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Company shall give Notice (pursuant to Section 15) to each Holder of such adjustment or adjustments.

    2.5.        EXCLUDED TRANSACTIONS.  Notwithstanding any provision in this
Section 2 to the contrary, no adjustment shall be made pursuant to this Section 2 in respect of (i) the exercise of any warrants, options or other rights to purchase Common Stock, or the conversion of any convertible securities of the Company, in each case issued or granted prior to the date hereof or issued or granted pursuant to or in connection with the Existing Warrant Agreement or the Warrant Plan, (ii) the issuance of Common Stock pursuant to any dividend reinvestment plan, if any, (iii) the issuance of shares of Common Stock to the directors, officers or employees of, or any consultants or advisors to, the Company, or the granting of options, stock appreciation rights or similar rights to such persons with respect thereto, pursuant to any BONA FIDE management compensation plan or arrangement of the Company or any of its subsidiaries, (iv) equity securities issued, either directly or indirectly, in connection with the acquisition by the Company of an interest in an unaffiliated third party (whether by merger, consolidation, sale of assets or securities, or otherwise),
(v) the issuance of securities (including any convertible securities or options and the conversion or exercise thereof) to any third party which is at such time a creditor of the Company, in connection with the refinancing or restructuring of the indebtedness owed to such party, (vi) the issuance of additional equity securities to the existing shareholders of the Company, the proceeds of which are specifically utilized for purposes of acquiring an interest in an unaffiliated third party, and (vii) the sale or transfer of Common Stock in connection with a Compelled Sale.

    3. PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC. (a) In the event of any consolidation of the Company with or merger of the Company with or into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Acquiring Person shall execute an agreement that each Holder shall have the right thereafter (whether or not the Warrant is then exercisable by its terms) upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of securities, cash or other assets which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; PROVIDED that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. The Company shall mail by first class mail, postage prepaid, to each Holder, notice of the execution of any such agreement (including a copy thereof). Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this Section 3 shall similarly apply to successive consolidations, mergers, sales, transfers or leases. The Acquiring Person shall mail to Holders a notice describing any supplemental Warrant Agreement. In the event that this
Section 3 shall be applicable, the provisions of Section 2.1 shall not be applicable.

    (b) The Company shall have the right to compel the Holder of this Warrant to sell this Warrant in the event of a sale of all or substantially all of the Company to a third party, whether pursuant to a sale of capital stock of the Company, merger, consolidation, sale of assets or similar transaction (any such sale, a "Compelled Sale"). In the event that the Company determines to exercise its right to a Compelled Sale, it shall mail to Holders written notice of such event, and Holders shall be entitled to receive from the Company an amount equal to (i) the Current Value per share of Common Stock minus the Warrant Price, multiplied by the number of shares of Common Stock issuable upon the exercise of the Warrant, plus (ii) the fair value (as determined by the Board of Directors of the Company acting in good faith) of any Other Securities issuable upon the exercise of the Warrant, if any.

    4. ROUNDING OF SHARES. To the extent necessary upon the exercise of a Warrant, the Company shall round each fractional share issuable upon such exercise up to the next whole number.

    5. OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of Section 2 or Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such Sections, then, in each such case, the Company by unanimous action by the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

    6. NO DILUTION OR IMPAIRMENT. Following the date of issuance of this Warrant, the Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, and (c) will not take any action which results in any adjustment pursuant to Section 2 if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

    7.   NOTICES OF CORPORATE ACTIONS.  In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash dividend for such period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

    (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

    (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail or deliver to each holder of a Warrant a notice specifying
(i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed or delivered at least three (3) days prior to the date therein specified. Failure to mail or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with any of the foregoing transactions.

    8. RESERVATION OF STOCK, APPRAISAL, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the Holders thereof. The Company shall cause the Appraisal to be conducted on the later of (i) 60 days following the last day of a fiscal year or (ii) 20 days following the date on which annual audited financial statements are available and complete.

    9.   EXPIRATION.

    9.1. EXPIRATION TIME. Subject to Section 9.2, the right to exercise this Warrant shall expire upon the tenth anniversary of the date of the issuance of this Warrant.

    9.2. EXPIRATION EVENT. The right to exercise this Warrant shall expire immediately, without any requirement of the Company to take action or provide notice to the Holder, upon the resignation or termination, with or without cause, of the Holder of the Warrant as an officer of the Company.

    9.3. EXPIRATION DATE. For purposes of this Warrant, "Expiration Date" shall mean the date upon which the right to exercise this Warrant shall expire pursuant to Section 9.1 or 9.2 hereof.

    10.         RESTRICTIONS ON TRANSFER.

    10.1.       RESTRICTIVE LEGEND.  Except as otherwise permitted by this
Section 10, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

    "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act and in all cases in compliance with all applicable state securities laws, and in any event this Warrant may not be sold, assigned, transferred, exchanged, mortgaged, pledged or granted a security interest in, or otherwise disposed of or encumbered by or to any party other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employment Retirement Income Security Act of 1934, as amended, or as otherwise set forth in this Warrant."

    10.2. RESTRICTIONS ON TRANSFER. Each Holder, by acceptance of this Warrant, acknowledges and agrees that this Warrant may not be sold, assigned, transferred, exchanged, mortgaged, pledged or granted a security interest in, or otherwise disposed of or encumbered by or to any party other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employment Retirement Income Security Act of 1934, as amended, or as otherwise set forth in this Warrant.

    11.         REGISTRATION AND TRANSFER OF WARRANTS, ETC.

    11.1. WARRANT REGISTER; OWNERSHIP OF WARRANTS. The Company will keep at its principal office a register in which the Company will provide for the registration of Warrants and the registration of transfers of Warrants. The Company may treat the Person in whose name any Warrant is registered on such register as the owner thereof for all other purposes, and the Company shall not be affected by any notice to the contrary, except that, if and when any Warrant is accompanied by an instrument of assignment in substantially the form attached hereto as Exhibit B, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to
Section 10, a Warrant, if
properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

    11.2. TRANSFER AND EXCHANGE OF WARRANTS. Upon surrender of any Warrant for registration of transfer or for exchange to the Company at its principal office, the Company at its expense will (subject to compliance with Section 10, if applicable) execute and deliver in exchange therefor a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

    11.3. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, at the sole option of the Company, of an indemnity agreement reasonably satisfactory to the Company), or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

    12. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

    ACQUIRING PERSON:  With reference to the transactions referred to in
Section 3, (i) the continuing or surviving corporation of a consolidation or merger with the Company (if other than the Company), (ii) the transferee of substantially all of the properties of the Company, (iii) the parent entity of any corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person (including such parent entity) or cash or any other property if the Company becomes a subsidiary of such entity, or (iv) in the case of a capital reorganization or reclassification or in any case in which the Company is a surviving corporation in a merger not described in clause (iii) above, the Company.

    AFFILIATE: Affiliate shall have the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

    APPRAISAL: The report prepared and delivered to the Board of Directors of the Company by an independent valuation consultant or appraiser of recognized national standing appointed by a majority of the Board of Directors of the Company appraising the Current Value per share of Common Stock as of the last day of the fiscal year then most recently ended.

    BUSINESS DAY: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

    COMMON STOCK: As defined in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

    COMPANY: As defined in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3.

    COMPELLED SALE:  As defined in Section 3(b) of this Warrant.

    CURRENT VALUE: On any date specified herein, the Current Value per share of Common Stock shall be equal to the Closing Price over the thirty consecutive trading days immediately preceding such date; PROVIDED, that if the Common Stock is not then reported on such market, then the Current Value per share of Common Stock shall be equal to the aggregate fair market value of the

Common Stock divided by the number of such outstanding shares, all calculated on a fully diluted basis, without additional premiums for control or discounts for minority interests or restrictions on transfer, as determined in the most recent existing Appraisal.

    EXERCISE DATE:  As defined in Section 7.2 of this Warrant.

    EXISTING WARRANT AGREEMENT: The Warrant Agreement, dated as of June 30, 1994, between Seller and United States Trust Company of New York, as Warrant Agent.

    EXPIRATION DATE:  As defined in Section 9.3 of this Warrant.

    OTHER SECURITIES: Any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the Holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

    PERSON: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

    TRANSACTION WARRANTS: The Warrants and all other common stock purchase warrants issued pursuant to the Warrant Plan.

         WARRANT PLAN: The Company's Amended and Restated 1996 Warrant Plan adopted by the Board of Directors of the Company on April 5, 1996 and amended and restated on July [ ], 1996.

    WARRANT PRICE:  As defined in the introduction to this Warrant.

    WARRANTS:  As defined in the introduction to this Warrant.

    13. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

    14. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as (x) conferring upon the Holder hereof any rights as a stockholder of the Company (including, without limitation, any right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any right whatsoever as a stockholder of the Company (except for those notices and other matters expressly set forth herein)) or (y) imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on such Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

    15. NOTICES. All notices and other communications by the Company or by any Holder to the Company under this Warrant shall be in writing and shall be delivered in person or by facsimile transmission, or mailed by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, postage prepaid, addressed in each case (A) if to any Holder of any Warrant, at the registered address of such Holder as set forth in the register kept at the principal office of the Company, or (B) if to the Company, to the attention of its Corporate Secretary at its principal office with a copy to James J. Connors II, Esq., at Kelso & Company, 320 Park Avenue, 24th floor, New York, New York 10022, PROVIDED that the exercise of any Warrant shall be effective in the manner provided in Section 1. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

    16. AMENDMENTS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

    17. DESCRIPTIVE HEADINGS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

    18. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Warrant in such jurisdiction or the validity, legality or enforceability of this Warrant, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

    19. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

    20. CONSENT TO JURISDICTION, ETC. The Company and each Holder (by its acceptance of this Warrant) irrevocably and unconditionally (a) agrees that all suits, actions or other legal proceedings arising out of this Agreement or any of the transactions contemplated hereby (a "SUIT") shall be brought and adjudicated solely in the United States District Court for the District of Delaware or Delaware Chancery Court, or, if such courts will not accept jurisdiction, in any court of competent civil jurisdiction sitting in New Castle County, Delaware, (b) submits to the exclusive jurisdiction of any such court for the purpose of any such Suit and (c) waives and agrees not to assert by way of motion, as a defense or otherwise in any such Suit, any claims that it is not subject to the jurisdiction of the above courts, that such Suit is brought in an inconvenient forum or that the venue of such Suit is improper. Each of the parties hereto also irrevocably and unconditionally consents to the service of any process, summons, pleadings, notices or other papers in a manner permitted by the notice provisions of Section 15 hereof and agrees that any such form of service shall be effective in connection with any such Suit; PROVIDED that nothing contained herein shall affect the right of any party to serve process, pleadings, notices or other papers in any other manner permitted by applicable Law. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in any Suit shall be conclusive and binding on such party and that such judgment may be enforced in any other jurisdiction, either within or outside of the United States, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment.

                   UNIVERSAL OUTDOOR HOLDINGS, INC.


                   By:
                      --------------------------
                      Name:
                      Title:

                                                                       Exhibit A

                                 FORM OF SUBSCRIPTION


                    [To be executed only upon exercise of Warrant]


TO: UNIVERSAL OUTDOOR HOLDINGS, INC.

    The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________ shares of Common Stock, par value $0.01 per share, of UNIVERSAL OUTDOOR HOLDINGS, INC., and herewith makes payment of $_____________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________, whose address is _____________.


Dated:
   -----------  ------------------------------------------------------------
                   (Signature must conform in all respects to name of holder as specified on the face of Warrant)

                ------------------------------------------------------------
                           (Street Address)

                ------------------------------------------------------------
                        (City)(State)(Zip Code)

                                                                       Exhibit B

                                  FORM OF ASSIGNMENT

                    [To be executed only upon transfer of Warrant]


    For value received, subject to the terms, condition and restrictions contained in the within Warrant (including certain restrictions on transferability thereof) the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _______________ the right represented by such Warrant to purchase __________ shares of Common Stock, par value $0.01 per share, of UNIVERSAL OUTDOOR HOLDINGS, INC. to which such Warrant relates, and appoints _________________ as attorney to make such transfer on the books of UNIVERSAL OUTDOOR HOLDINGS, INC. maintained for such purpose, with full power of substitution in the premises.

Dated:
   -----------  ------------------------------------------------------------
                   (Signature must conform in all respects to name of holder as specified on the face of Warrant)


                ------------------------------------------------------------
                           (Street Address)


                ------------------------------------------------------------
                        (City)(State)(Zip Code)

Signed in the presence of:


- --------------------------

                                                 ANNEX C



- --------------------------------------------------------------------------------



                           UNIVERSAL OUTDOOR HOLDINGS, INC.


                       Series III Common Stock Purchase Warrant



                              Dated as of [     ], [   ]




- --------------------------------------------------------------------------------



    THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT AND IN ALL CASES IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND IN ALL CASES IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS, AND IN ANY EVENT THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, MORTGAGED, PLEDGED OR GRANTED A SECURITY INTEREST IN, OR OTHERWISE DISPOSED OF OR ENCUMBERED BY OR TO ANY PARTY OTHER THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION OR PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER AS DEFINED BY THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1934, AS AMENDED, OR AS OTHERWISE SET FORTH IN THIS WARRANT.

1.  Exercise of Warrant.....................................................  2
    1.1.  Time and Manner of Exercise.......................................  2
    1.2.  When Exercise Effective...........................................  2
    1.3.  Delivery of Stock Certificates, etc...............................  2
    1.4.  Withholding.......................................................  3

2.  Adjustment of Number of Shares of Common Stock Issuable Upon Exercise...  3
    2.1.  Stock Dividends; Stock Splits; Reverse Stock Splits;
    Reclassifications.......................................................  3
    2.2.  No Adjustment for Dividends; No Adjustment of Warrant Price;
         Adjustments of All Other Transaction Warrants......................  4
    2.3.  Other Adjustments.................................................  4
    2.4.  Notice of Adjustment..............................................  5
    2.5.  Excluded Transactions.............................................  5

3. Purchase Rights Upon Merger, Consolidation, etc..........................  5

4.  Rounding of Shares......................................................  6

5.  Other Dilutive Events...................................................  7

6.  No Dilution or Impairment...............................................  7

7.  Notices of Corporate Actions............................................  8

8.  Reservation of Stock, Appraisal, etc....................................  9

9.  Expiration..............................................................  9
    9.1. Expiration Time....................................................  9
    9.2. Expiration Event...................................................  9
    9.3. Expiration Date....................................................  9

10.  Restrictions on Transfer...............................................  9
    10.1. Restrictive Legend................................................  9
    10.2. Restrictions on Transfer.......................................... 10

11.  Registration and Transfer of Warrants, etc............................. 10
    11.1. Warrant Register; Ownership of Warrants........................... 10
    11.2.  Transfer and Exchange of Warrants................................ 11
    11.3.  Replacement of Warrants.......................................... 11

12.  Definitions............................................................ 11

13.  Remedies............................................................... 14

14.  No Rights or Liabilities as Stockholder. .............................. 14

15.  Notices................................................................ 14

16.  Amendments............................................................. 15

17.  Descriptive Headings................................................... 15

18.  Severability........................................................... 15

19.  GOVERNING LAW.......................................................... 15

20.  Consent to Jurisdiction, Etc........................................... 15


Exhibit A:      Form Of Subscription........................................ 17

Exhibit B:      Form Of Assignment.......................................... 18

                           UNIVERSAL OUTDOOR HOLDINGS, INC.

                       SERIES III COMMON STOCK PURCHASE WARRANT
                      [     ] Shares (Subject to the Adjustment
                             Provisions Specified Herein)


No. III-__                             [      ], [   ]


         Universal Outdoor Holdings, Inc., a Delaware corporation (the
"Company"), hereby grants to [        ] (the "Holder"), this Series III Common
Stock Purchase Warrant (the "Warrant", and together with all other Series III Common Stock Purchase Warrants issued in substitution therefor, the "Warrants") and certifies that the Holder is entitled to purchase from the Company up to [
 ] duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") at the purchase price per share equal to the closing price per share of the Common Stock as reported on the NASDAQ National Market (the "Closing Price") for the day immediately preceding the date of exercise minus $0.01 (the "Warrant Price"); PROVIDED, however, that if at any time prior to the expiration of such Warrant the average Closing Price for any thirty (30) consecutive trading days is equal to or greater than $20.00 and the Closing Price for the last day of such thirty day trading period is equal to or greater than $20.00, then the Warrant Price shall thereafter equal $5.00, in either case subject to the terms, conditions and adjustments set forth below. This Warrant is being issued pursuant to the Warrant Plan (as defined in Section 12 hereof). Certain capitalized terms used in this Warrant are defined in Section 12; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Warrant and references to a "Section" are, unless otherwise specified, to one of the Sections of this Warrant.

                1.      EXERCISE OF WARRANT.

         1.1. TIME AND MANNER OF EXERCISE. (a) This Warrant shall be exercisable at any time prior to the Expiration Date.

         (b) Subject to paragraph (a) above and the other terms and conditions set forth herein, this Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription in substantially the form attached to this Warrant as Exhibit A duly executed by such Holder and accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (x) the number of shares of Common Stock designated in such subscription (up to the amount of shares to which such Holder is entitled to receive at such time upon exercise of this Warrant) by (y) the Warrant Price, and such Holder shall thereupon be entitled to receive the full number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) so purchased upon such exercise.

         1.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 1.3 shall be deemed to have become the Holder or Holders of record thereof.

         1.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after each exercise of this Warrant, in whole or in part, subject to Section 1.4 hereof, and in any event within five Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder or, subject to
Section 10, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct,

         (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled upon such exercise, and

         (b) in case such exercise is in part only, a new Warrant of like tenor, calling in the aggregate on the face thereof for the number of shares of Common Stock equal to the number of such shares which such Holder would be entitled to receive at such time upon exercise of this Warrant, after giving effect to such recent exercise.

         1.4. WITHHOLDING. The Company shall have the right to require a Holder or other person entitled to receive shares of Common Stock upon exercise of the Warrant to pay to the Company the amount which the Company is or will be required to withhold with respect to the issuance of such shares in order for the Company to pay taxes or to claim an income tax deduction with respect to the issuance of such shares. In lieu of such payment, the Company will be entitled, at the discretion of the Board of Directors of the Company, to retain a sufficient number of such shares (valued at the fair market value thereof, as determined by the Board of Directors in its sole discretion on the date of exercise) to cover the amount required to be withheld.

         2. ADJUSTMENT OF NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE. The number and kind of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as follows:

         2.1. STOCK DIVIDENDS; STOCK SPLITS; REVERSE STOCK SPLITS; RECLASSIFICATIONS. In case the Company shall (i) pay a dividend or make any other distribution with respect to its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) the number of shares of Common Stock issuable upon exercise of the War-rant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the holder of the Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto.
An adjustment made pursuant to this Section 2.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         2.2. NO ADJUSTMENT FOR DIVIDENDS; NO ADJUSTMENT OF WARRANT PRICE; ADJUSTMENTS OF ALL OTHER TRANSACTION WARRANTS. Except as otherwise provided in this Section 2, no adjustment in respect of any dividends declared and paid on Common Stock, or on any other capital stock of the Company, shall be made during the term of a Warrant or upon the exercise of a Warrant. Notwithstanding anything to the contrary contained in this Warrant, (A) in the event of any adjustments to this Warrant pursuant to this Section 2, adjustments shall be made solely to the number and kind of securities purchasable upon the exercise of this Warrant and no adjustments shall be made to the Warrant Price, and (B) no adjustments to this Warrant pursuant to this Section 2 shall be made or given any effect unless similar adjustments are made to all other Transaction Warrants (it being the intent of the Company and the Holder that all Transaction Warrants shall contain adjustment provisions which are similar in nature to this Section 2 and that upon any event or circumstance giving rise to any adjustment pursuant to this Section 2, all Transaction Warrants shall be similarly adjusted).

         2.3. OTHER ADJUSTMENTS. In the event that at any time, as a result of an adjustment made pursuant to this Section 2, the registered holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practi-cable to the provisions with respect to the shares of Common Stock contained in this Section 2.

         2.4. NOTICE OF ADJUSTMENT. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Company shall give Notice (pursuant to Section 15) to each Holder of such adjustment or adjustments.

         2.5.   EXCLUDED TRANSACTIONS.  Notwithstanding any provision in this
Section 2 to the contrary, no adjustment shall be made pursuant to this Section 2 in respect of (i) the exercise of any warrants, options or other rights to purchase Common Stock, or the conversion of any convertible securities of the Company, in each case issued or granted prior to the date hereof or issued or granted pursuant to or in connection with the Existing Warrant Agreement or the Warrant Plan, (ii) the issuance of Common Stock pursuant to any dividend reinvestment plan, if any, (iii) the issuance of shares of Common Stock to the directors, officers or employees of, or any consultants or advisors to, the Company, or the granting of options, stock appreciation rights or similar rights to such persons with respect thereto, pursuant to any BONA FIDE management compensation plan or arrangement of the Company or any of its subsidiaries, (iv) equity securities issued, either directly or indirectly, in connection with the acquisition by the Company of an interest in an unaffiliated third party (whether by merger, consolidation, sale of assets or securities, or otherwise),
(v) the issuance of securities (including any convertible securities or options and the conversion or exercise thereof) to any third party which is at such time a creditor of the Company, in connection with the refinancing or restructuring of the indebtedness owed to such party, (vi) the issuance of additional equity securities to the existing shareholders of the Company, the proceeds of which are specifically utilized for purposes of acquiring an interest in an unaffiliated third party, and (vii) the sale or transfer of Common Stock in connection with a Compelled Sale.

         3. PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC. (a) In the event of any consolidation of the Company with or merger of the Company with or into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Acquiring Person shall execute an agreement that each Holder shall have the right thereafter (whether or not the Warrant is then exercisable by its terms) upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of securities, cash or other assets which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; PROVIDED that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. The Company shall mail by first class mail, postage prepaid, to each Holder, notice of the execution of any such agreement (including a copy thereof). Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this Section 3 shall similarly apply to successive consolidations, mergers, sales, transfers or leases. The Acquiring Person shall mail to Holders a notice describing any supplemental Warrant Agreement. In the event that this
Section 3 shall be applicable, the provisions of Section 2.1 shall not be applicable.

         (b) The Company shall have the right to compel the Holder of this Warrant to sell this Warrant in the event of a sale of all or substantially all of the Company to a third party, whether pursuant to a sale of capital stock of the Company, merger, consolidation, sale of assets or similar transaction (any such sale, a "Compelled Sale"). In the event that the Company determines to exercise its right to a Compelled Sale, it shall mail to Holders written notice of such event, and Holders shall be entitled to receive from the Company an amount equal to (i) the Current Value per share of Common Stock minus the Warrant Price, multiplied by the number of shares of Common Stock issuable upon the exercise of the Warrant, plus (ii) the fair value (as determined by the Board of Directors of the Company acting in good faith) of any Other Securities issuable upon the exercise of the Warrant, if any.

         4. ROUNDING OF SHARES. To the extent necessary upon the exercise of a Warrant, the Company shall round each fractional share issuable upon such exercise up to the next whole number.

         5. OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of Section 2 or Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such Sections, then, in each such case, the Company by unanimous action by the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

         6. NO DILUTION OR IMPAIRMENT. Following the date of issuance of this Warrant, the Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, and (c) will not take any action which results in any adjustment pursuant to Section 2 if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

         7.     NOTICES OF CORPORATE ACTIONS.  In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash dividend for such period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail or deliver to each holder of a Warrant a notice specifying
(i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed or delivered at least three (3) days prior to the date therein specified. Failure to mail or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with any of the foregoing transactions.

         8. RESERVATION OF STOCK, APPRAISAL, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the Holders thereof. The Company shall cause the Appraisal to be conducted on the later of (i) 60 days following the last day of a fiscal year or (ii) 20 days following the date on which annual audited financial statements are available and complete.

         9.        EXPIRATION.

         9.1. EXPIRATION TIME. Subject to Section 9.2, the right to exercise this Warrant shall expire upon the tenth anniversary of the date of the issuance of this Warrant.

         9.2. EXPIRATION EVENT. The right to exercise this Warrant shall expire immediately, without any requirement of the Company to take action or provide notice to the Holder, upon the resignation or termination, with or without cause, of the Holder of the Warrant as an officer of the Company.

         9.3. EXPIRATION DATE. For purposes of this Warrant, "Expiration Date" shall mean the date upon which the right to exercise this Warrant shall expire pursuant to Section 9.1 or 9.2 hereof.

         10.    RESTRICTIONS ON TRANSFER.

         10.1.  RESTRICTIVE LEGEND.  Except as otherwise permitted by this
Section 10, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act and in all cases in compliance with all applicable state securities laws, and in any event this Warrant may not be sold, assigned, transferred, exchanged, mortgaged, pledged or granted a security interest in, or otherwise disposed of or encumbered by or to any party other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employment Retirement Income Security Act of 1934, as amended, or as otherwise set forth in this Warrant."

         10.2. RESTRICTIONS ON TRANSFER. Each Holder, by acceptance of this Warrant, acknowledges and agrees that this Warrant may not be sold, assigned, transferred, exchanged, mortgaged, pledged or granted a security interest in, or otherwise disposed of or encumbered by or to any party other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employment Retirement Income Security Act of 1934, as amended, or as otherwise set forth in this Warrant.

         11.    REGISTRATION AND TRANSFER OF WARRANTS, ETC.

         11.1. WARRANT REGISTER; OWNERSHIP OF WARRANTS. The Company will keep at its principal office a register in which the Company will provide for the registration of Warrants and the registration of transfers of Warrants. The Company may treat the Person in whose name any Warrant is registered on such register as the owner thereof for all other purposes, and the Company shall not be affected by any notice to the contrary, except that, if and when any Warrant is accompanied by an instrument of assignment in substantially the form attached hereto as Exhibit B, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to
Section 10, a Warrant, if
properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

         11.2. TRANSFER AND EXCHANGE OF WARRANTS. Upon surrender of any Warrant for registration of transfer or for exchange to the Company at its principal office, the Company at its expense will (subject to compliance with Section 10, if applicable) execute and deliver in exchange therefor a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         11.3. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, at the sole option of the Company, of an indemnity agreement reasonably satisfactory to the Company), or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         12. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         ACQUIRING PERSON:  With reference to the transactions referred to in
Section 3, (i) the continuing or surviving corporation of a consolidation or merger with the Company (if other than the Company), (ii) the transferee of substantially all of the properties of the Company, (iii) the parent entity of any corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person (including such parent entity) or cash or any other property if the Company becomes a subsidiary of such entity, or (iv) in the case of a capital reorganization or reclassification or in any case in which the Company is a surviving corporation in a merger not described in clause (iii) above, the Company.

         AFFILIATE: Affiliate shall have the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

         APPRAISAL: The report prepared and delivered to the Board of Directors of the Company by an independent valuation consultant or appraiser of recognized national standing appointed by a majority of the Board of Directors of the Company appraising the Current Value per share of Common Stock as of the last day of the fiscal year then most recently ended.

         BUSINESS DAY: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

         COMMON STOCK: As defined in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         COMPANY: As defined in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3.

         COMPELLED SALE:  As defined in Section 3(b) of this Warrant.

         CURRENT VALUE: On any date specified herein, the Current Value per share of Common Stock shall be equal to the Closing Price over the thirty consecutive trading days immediately preceding such date; PROVIDED, that if the Common Stock is not then reported on such market, then the Current Value per share of Common Stock shall be equal to the aggregate fair market value of the

Common Stock divided by the number of such outstanding shares, all calculated on a fully diluted basis, without additional premiums for control or discounts for minority interests or restrictions on transfer, as determined in the most recent existing Appraisal.

         EXERCISE DATE:  As defined in Section 7.2 of this Warrant.

         EXISTING WARRANT AGREEMENT: The Warrant Agreement, dated as of June 30, 1994, between Seller and United States Trust Company of New York, as Warrant Agent.

         EXPIRATION DATE:  As defined in Section 9.3 of this Warrant.

         OTHER SECURITIES: Any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the Holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 3 or otherwise.

         PERSON: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

         TRANSACTION WARRANTS: The Warrants and all other common stock purchase warrants issued pursuant to the Warrant Plan.

         WARRANT PLAN: The Company's Amended and Restated 1996 Warrant Plan adopted by the Board of Directors of the Company on April 5, 1996 and amended and restated on July [ ], 1996.

         WARRANT PRICE:  As defined in the introduction to this Warrant.

         WARRANTS:  As defined in the introduction to this Warrant.

         13. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         14. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as (x) conferring upon the Holder hereof any rights as a stockholder of the Company (including, without limitation, any right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any right whatsoever as a stockholder of the Company (except for those notices and other matters expressly set forth herein)) or (y) imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on such Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

         15. NOTICES. All notices and other communications by the Company or by any Holder to the Company under this Warrant shall be in writing and shall be delivered in person or by facsimile transmission, or mailed by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, postage prepaid, addressed in each case (A) if to any Holder of any Warrant, at the registered address of such Holder as set forth in the register kept at the principal office of the Company, or (B) if to the Company, to the attention of its Corporate Secretary at its principal office with a copy to James J. Connors II, Esq., at Kelso & Company, 320 Park Avenue, 24th floor, New York, New York 10022, PROVIDED that the exercise of any Warrant shall be effective in the manner provided in Section 1. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

         16. AMENDMENTS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         17. DESCRIPTIVE HEADINGS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         18. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Warrant in such jurisdiction or the validity, legality or enforceability of this Warrant, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         19. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         20. CONSENT TO JURISDICTION, ETC. The Company and each Holder (by its acceptance of this Warrant) irrevocably and unconditionally (a) agrees that all suits, actions or other legal proceedings arising out of this Agreement or any of the transactions contemplated hereby (a "SUIT") shall be brought and adjudicated solely in the United States District Court for the District of Delaware or Delaware Chancery Court, or, if such courts will not accept jurisdiction, in any court of competent civil jurisdiction sitting in New Castle County, Delaware, (b) submits to the exclusive jurisdiction of any such court for the purpose of any such Suit and (c) waives and agrees not to assert by way of motion, as a defense or otherwise in any such Suit, any claims that it is not subject to the jurisdiction of the above courts, that such Suit is brought in an inconvenient forum or that the venue of such Suit is improper. Each of the parties hereto also irrevocably and unconditionally consents to the service of any process, summons, pleadings, notices or other papers in a manner permitted by the notice provisions of Section 15 hereof and agrees that any such form of service shall be effective in connection with any such Suit; PROVIDED that nothing contained herein shall affect the right of any party to serve process, pleadings, notices or other papers in any other manner permitted by applicable Law. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in any Suit shall be conclusive and binding on such party and that such judgment may be enforced in any other jurisdiction, either within or outside of the United States, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment.

                        UNIVERSAL OUTDOOR HOLDINGS, INC.


                        By:
                           --------------------------
                           Name:
                           Title:

                                                                       Exhibit A

                                 FORM OF SUBSCRIPTION


                    [To be executed only upon exercise of Warrant]


TO: UNIVERSAL OUTDOOR HOLDINGS, INC.

         The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________ shares of Common Stock, par value $0.01 per share, of UNIVERSAL OUTDOOR HOLDINGS, INC., and herewith makes payment of $_____________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________, whose address is _____________.


Dated: _---------- ------------------------------------------------------------
                        (Signature must conform in all respects to name of holder as specified on the face of Warrant)

                   ------------------------------------------------------------
                                (Street Address)

                   ------------------------------------------------------------
                             (City)(State)(Zip Code)

                                                                       Exhibit B

                                  FORM OF ASSIGNMENT

                    [To be executed only upon transfer of Warrant]


         For value received, subject to the terms, condition and restrictions contained in the within Warrant (including certain restrictions on transferability thereof) the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _______________ the right represented by such Warrant to purchase __________ shares of Common Stock, par value $0.01 per share, of UNIVERSAL OUTDOOR HOLDINGS, INC. to which such Warrant relates, and appoints _________________ as attorney to make such transfer on the books of UNIVERSAL OUTDOOR HOLDINGS, INC. maintained for such purpose, with full power of substitution in the premises.

Dated: _---------- ------------------------------------------------------------
                        (Signature must conform in all respects to name of holder as specified on the face of Warrant)


                   ------------------------------------------------------------
                                (Street Address)


                   ------------------------------------------------------------
                             (City)(State)(Zip Code)

Signed in the presence of:


- --------------------------


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